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                                  EXHIBIT 10(m)

         Schedule 10(m) identifying promissory notes that are substantially similar to Exhibit 10(k) in all material respects, except as to the parties thereto, the date of the note and the amount of the loan.


--------------------------------- ------------------------------------------
DATE                              LOAN AMOUNT
--------------------------------- ------------------------------------------
November 11, 2003                 $25,000
--------------------------------- ------------------------------------------
February  3, 2004                 $25,000
--------------------------------- ------------------------------------------
February  7, 2004                 $25,000
--------------------------------- ------------------------------------------
February  9, 2004                 $25,000
--------------------------------- ------------------------------------------




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